UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 5, 2009

PACIFIC OFFICE PROPERTIES TRUST, INC.
(Exact name of registrant as specified in its charter)

Maryland	001-9900	86-0602478
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

233 Wilshire Blvd. Suite 830 Santa Monica, California	90401
(Address of principal executive offices)	(Zip Code)

(310) 395-2083
(Registrant’s telephone number, including area code)

Not applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.  Results of Operations and Financial Condition.
On August 5, 2009, Pacific Office Properties Trust, Inc., a Maryland corporation (the “Company”), issued a press release announcing its financial results for its fiscal quarter ended June 30, 2009 and certain other information.  A copy of the press release is furnished as Exhibit 99.1 hereto and is incorporated by reference herein.

On August 5, 2009, the Company made available on its website (www.pacificofficeproperties.com) supplemental operating and financial information related to its fiscal quarter ended June 30, 2009, a copy of which is furnished as Exhibit 99.2 hereto and is incorporated by reference herein.

The information furnished in this report under this Item 2.02, including the Exhibits attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

Item 9.01.  Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description
99.1 99.2
Press Release of Pacific Office Properties Trust, Inc., dated August 5, 2009
Supplemental Operating and Financial Information of Pacific Office Properties Trust, Inc. for the three months ended June 30, 2009

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PACIFIC OFFICE PROPERTIES TRUST, INC.

Dated: August 5, 2009	By:	/s/ James M. Kasim
James M. Kasim
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1 99.2
Press Release of Pacific Office Properties Trust, Inc., dated August 5, 2009
Supplemental Operating and Financial Information of Pacific Office Properties Trust, Inc. for the three months ended June 30, 2009